     As filed with the Securities and Exchange Commission on July 26, 2000
                                                      Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ----------------
                                    Form S-1

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                               ----------------
                           RITA MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                           3845                        94-3199149
(State or Other Jurisdiction of    (Primary Standard Industrial         (I.R.S. Employer
 Incorporation or Organization)    Classification Code Number)        Identification No.)

                             967 N. Shoreline Blvd.
                            Mountain View, CA 94043
                                 (650) 390-8500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ----------------
                                Barry N. Cheskin
                            Chief Executive Officer
                           RITA Medical Systems, Inc.
                             967 N. Shoreline Blvd.
                            Mountain View, CA 94043
                                 (650) 390-8500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------
                                   Copies to:

                Mark B. Weeks                                  John W. White
               Brooke Campbell                            CRAVATH, SWAINE & MOORE
               Ughetta Manzone                                Worldwide Plaza
              VENTURE LAW GROUP                              825 Eighth Avenue
         A Professional Corporation                       New York, New York 10019
             2800 Sand Hill Road
        Menlo Park, California 94025

                               ----------------
Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------

                        Calculation of Registration Fee

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
                                                                      Proposed
                                                       Proposed       maximum
                                       Additional      maximum       aggregate      Amount of
 Title of each class of securities    amount to be  offering price    offering     registration
         to be registered              registered     per share     price(1)(2)       fee(3)
-----------------------------------------------------------------------------------------------
 Common stock, $0.001 par value...      200,000         $12.00       $2,400,000      $633.60

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(1) Includes 30,000 shares of common stock issuable upon exercise of the
    Underwriters' over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.
(3) Previously paid.

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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

   We are incorporating into this document the Registration Statement on Form S-1 (File No. 333-36160) of RITA Medical Systems, Inc., including each of the documents filed by RITA with the SEC. RITA's Registration Statement was declared effective by the Securities and Exchange Commission on July 26, 2000.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Menlo Park, State of California, on July 26, 2000.

                                          RITA MEDICAL SYSTEMS, INC.

                                                  /s/ Barry Cheskin
                                          By: _________________________________
                                                      Barry Cheskin
                                              President and Chief Executive
                                                         Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                         Title               Date
              ---------                         -----               ----
         /s/ Barry Cheskin            President, Chief          July 26, 2000
  ___________________________________  Executive Officer
             Barry Cheskin             and Director (Principal
                                       Executive
                                       Officer)

       /s/ Marilynne Solloway         Chief Financial Officer   July 26, 2000
  ___________________________________  (Principal
          Marilynne Solloway           Financial and
                                       Accounting Officer)

                  *                   Director                  July 26, 2000
  ___________________________________
            Gordon Russell

                  *                   Director                  July 26, 2000
  ___________________________________
             Scott Halsted

                  *                   Director                  July 26, 2000
  ___________________________________
             Janet Effland

                  *                   Director                  July 26, 2000
  ___________________________________
             Vincent Bucci

                  *                   Director                  July 26, 2000
  ___________________________________
             John Gilbert

*  Power of attorney.

    /s/ Marilynne Solloway
*By____________________________
      Marilynne Solloway
       Attorney-in-Fact

                                 EXHIBIT INDEX

 Number                              Description
 ------                              -----------
  5.1   Opinion of Venture Law Group.

 23.1   Consent of PricewaterhouseCoopers LLP, Independent Accountants.

 23.2   Consent of Venture Law Group, A Professional Corporation (included in
         Exhibit 5.1).

 23.3   Consent of Wilson Sonsini Goodrich & Rosati, a Professional
         Corporation.

 23.4   Consent of Olsson, Frank & Weeda, P.C.

 24.1*  Power of Attorney.


--------
 * Previously filed on page II-5 of the RITA Registration Statement (File No. 333-36160).